UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  January 27, 2023

DLH Holdings Corp.
(Exact name of Registrant as Specified in its Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(770) 554-3545
Registrant's telephone number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq	Capital Market

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02		Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 27, 2023, the Management Resources and Compensation Committee of the Board of Directors (the “Committee”) of DLH Holdings Corp. (the “Company”) approved modifications to the Company’s incentive compensation program for its executive officers and granted long-term incentive awards to the Company’s executive officers. In adopting this program, the Committee granted (i) performance-based restricted stock units (the “Performance RSUs”) to each of its executives under the Company’s 2016 Omnibus Equity Incentive Plan, as amended (the “2016 Incentive Plan”) and (ii) time-based restricted stock units (the “Time-Based RSUs”, and together with the Performance RSUs, the “RSUs”) to the Company’s Chief Executive Officer under the 2016 Incentive Plan. The RSUs are subject to the terms and conditions of the award agreements evidencing the grants and the 2016 Incentive Plan.

Under this program, the Committee granted the RSUs to the Company’s executive officers as described in this report, with the number of RSUs granted to the Chief Executive Officer based on a target amount of 200% of his base salary for fiscal 2023 and the number of RSUs granted to the other executive officers of the Company based on a target amount of 75% of such person’s 2023 base salary. The RSUs granted to the Chief Executive Officer are allocated evenly between Performance RSUs and Time-Based RSUs while the other executive officers were granted Performance RSUs. The RSUs represent the right to receive a number of shares of Common Stock of the Company on a one-to-one basis with the number of RSUs granted, subject to vesting conditions set forth in the award agreements.

The fundamental program design and goals are consistent with past practice, but some elements of the program were adjusted. The Performance RSUs are designed to align each individual’s total direct compensation with the long-term interests of the Company and its shareholders by further linking compensation to performance. In doing so, the Committee designed the Performance RSUs as described herein. Further, the Committee granted the Time-Based RSUs to our Chief Executive Officer in further support of his long-term retention. In addition, the Committee intends to grant RSUs to our executive officers on an annual basis to ensure that the Company’s compensation practices are consistent with practices adopted by our competitors, encourage participants to focus on long-term performance, enhance the link between shareholder value and executive compensation, and are appropriate to attract and retain key talent.

As in the past, under the Performance RSUs, the awards will vest based on the achievement of the performance goals over a three-year performance period, in this case ending September 30, 2025. The applicable performance targets approved by the Committee are a revenue growth target and a stock price target, with each target weighted at 50% of the total award. The revenue growth target will be achieved at the target level if the revenue recognized by the Company for the performance period represents growth at a level of 30% above the Company’s revenue for the 2022 fiscal year, excluding the value of revenues generated from acquisitions (as of the closing date of such acquisitions) completed after the grant date of the Performance RSUs. The stock price target will be achieved at the target level if the average closing price of the Company’s common stock, measured over a 30-day trading period during the last 12 months of the performance period, is at least $33.21 per share, which represents an increase of 225% of the market price of the Company’s Common Stock measured over a thirty-day period ending prior the start of the performance period. With respect to the Performance RSUs, the Committee established threshold, target and maximum levels of performance for each of the performance goals of 80%, 100% and 125% of target, respectively. These performance levels feature payout ratios of 80% at threshold, 100% at target, and 125% at the maximum level of performance. No Performance RSUs would be earned if performance is below the threshold level for each target. If the Company achieves either or both of the targets in amounts between these levels, the percentage of any such target that will become earned and vested will be interpolated on a straight-line basis between the closest two percentages.

	The number of RSUs granted are as follows:

		No. of Performance RSUs Granted	No. of Time-Based RSUs Granted

	Zachary C. Parker	55,283	55,282

Kathryn JohnBull	26,413	—
G. Maliek Ferebee	19,349	—
Helene Fisher	20,270	—
Jeanine Christian	20,577	—

The Performance RSUs will only vest upon the achievement of the performance goals, subject, in general, to the executive’s continuous employment with the Company through the end of the performance period. However, an awardee may be entitled to accelerated vesting of a pro-rated portion of the award in the event that his or her employment is terminated by the Company without cause, by the executive for “good reason”, or upon his or her death or disability. Further, subsequent to the one-year anniversary of the grant date, if a change in control occurs and the executive’s employment is terminated within 180 days or 90 days of such event, the Performance RSU shall vest at the target level or actual level of performance, if greater, subject to the conditions set forth in the award agreement. Performance RSUs will also be subject to recoupment by the Company as set forth in the award agreement.

The Time-Based RSUs granted to our Chief Executive Officer will vest provided that he remains in our employment to September 30, 2025. The Time-Based RSUs may be eligible for accelerated vesting in the event that the Chief Executive Officer’s employment is terminated by the Company without cause, by him for “good reason”, or upon his or her death or disability. Further, subsequent to the one-year anniversary of the grant date, if a change in control occurs and the executive’s employment is terminated within 180 days of such event, the Time-Based RSU shall vest, subject to the conditions set forth in the award agreement. Time-Based RSUs will also be subject to recoupment by the Company as set forth in the award agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: February 2, 2023